UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 18, 2008

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  Dismissal of Ernst & Young LLP

On November 18, 2008, management informed Ernst & Young LLP (“Ernst & Young”) that the Audit Committee of the Board of Directors of Cellu Tissue Holdings, Inc.  (the “Company”) dismissed Ernst & Young as the Company’s independent registered public accounting firm.

The audit reports of Ernst & Young on the consolidated financial statements of the Company for the fiscal years ended February 29, 2008 and February 28, 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Ernst & Young’s report on the consolidated financial statements of the Company as of and for the fiscal years ended February 29, 2008 and February 28, 2007 contained a separate paragraph stating that, “As discussed in Note 2 to the Consolidated Financial Statements, the Company adopted Statement of Financial Accounting Standards (‘‘SFAS’’) No. 123 (Revised 2004), ‘‘Share-based Payment’’ effective March 1, 2006.  As discussed in Note 7 to the Consolidated Financial Statements, the Company adopted Financial Accounting Standards Board Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109’’, effective March 1, 2007. “

During the fiscal year ended February 29, 2008 and February 28, 2007, and the subsequent interim period through November 18, 2008, there were no: (1) disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”).  The Company requested Ernst & Young to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of Ernst & Young’s letter, dated November 20, 2008, is attached hereto as Exhibit 16 to this Form 8-K.

(b)  Engagement of PricewaterhouseCoopers LLP

At the same meeting, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending February 28, 2009.  The Company did not, nor did anyone on its behalf, consult PwC during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a) (1) (iv) or (a) (1) (v).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(d) Exhibit

16                                    Letter dated November 21, 2008 from Ernst & Young LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: November 21, 2008	By: /s/ David J. Morris
Mr. David J. Morris
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

16	Letter dated November 21, 2008 from Ernst & Young LLP to the Securities and Exchange Commission